SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 11, 2011
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5300 California Avenue, Irvine, CA 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-2.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 1.01. Entry into a Material Definitive Agreement.
     On September 11, 2011, Broadcom Corporation, a California corporation (“Broadcom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NetLogic Microsystems, Inc., a Delaware corporation (“NetLogic Microsystems”), and I&N Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Broadcom (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into NetLogic Microsystems (the “Merger”), with NetLogic Microsystems as the surviving corporation. As a result of the Merger, NetLogic Microsystems will become a subsidiary of Broadcom.
     Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of NetLogic Microsystems common stock (other than (i) shares held by Broadcom, NetLogic Microsystems or any of their respective wholly owned subsidiaries and (ii) shares held by NetLogic Microsystems stockholders who perfect their appraisal rights) will be converted into the right to receive $50.00 in cash, without interest and less any applicable withholding taxes.
     The Merger Agreement further provides for, subject to certain limited exceptions, (i) the assumption of all in-the-money options to acquire NetLogic Microsystems common stock outstanding immediately prior to the effective time of the Merger held by NetLogic Microsystems employees, (ii) the cash-out of all in-the-money stock options held by non-employees, (iii) the conversion of all unvested restricted stock units held by NetLogic Microsystems employees into Broadcom restricted stock units and (iv) the cash-out of all unvested restricted stock units held by persons other than NetLogic Microsystems employees.
     NetLogic Microsystems has made customary representations, warranties and covenants in the Merger Agreement, including, without limitation, covenants not to solicit alternative transactions or, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction. Broadcom also has made customary representations, warranties and covenants in the Merger Agreement.
     Consummation of the Merger is subject to customary conditions, including adoption of the Merger Agreement by NetLogic Microsystems stockholders and the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, clearance by the Chinese Ministry of Commerce (MOFCOM) under the Chinese Antimonopoly Law and clearance or no-jurisdiction decision by the Taiwanese Fair Trade Commission (TFTC) under the Taiwanese Fair Trade Law of 1991, as amended.
     Consummation of the Merger is also subject to other customary conditions, including (i) the absence of any law or order prohibiting or restraining the Merger, (ii) no effect that has or would reasonably expect to have a material adverse effect on NetLogic Microsystems and its subsidiaries, (iii) subject to certain exceptions, the accuracy of Broadcom’s and NetLogic Microsystems’ respective representations and warranties in the Merger Agreement, (iv) performance by Broadcom and NetLogic Microsystems of their respective obligations in the Merger Agreement and (v) the absence of certain pending or threatened governmental litigation with respect to the transactions contemplated by the Merger Agreement.
     The Merger Agreement contains certain termination rights for Broadcom and NetLogic Microsystems, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, NetLogic Microsystems will be obliged to pay Broadcom a termination fee of $127 million.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Broadcom or NetLogic Microsystems, and should not be relied upon as disclosure about Broadcom or NetLogic Microsystems without consideration of the periodic and current reports and statements that Broadcom or NetLogic Microsystems file with the United States Securities and Exchange Commission. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Broadcom acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 7.01 Regulation FD Disclosure.
On September 12, 2011, Broadcom reiterated its business outlook for the third quarter of 2011, as reported in the press release attached as Exhibit 99.1 to this report. Broadcom reported that it expects revenue around the middle of the previously-guided range of $1.9 billion and $2.0 billion, GAAP product gross margins of flat to up slightly and GAAP research & development and selling, general and administrative expenses of flat to down $10 million in the third quarter of 2011. By the end of the third quarter, Broadcom also expects to have approximately $4.2 billion in cash and cash equivalents on hand, up from approximately $3.8 billion at the end of the second quarter.
The information in this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by Broadcom that the information is material or that the dissemination of the information is required by Regulation FD.
Item 8.01 Other Events.
On September 12, 2011, Broadcom issued a press release relating to the execution of the Merger Agreement. The full text of the press release is attached as Exhibit 99.1 to this report and, other than the portion of the release described in Item 7.01, is hereby incorporated by reference into this Item 8.01.
On September 12, 2011 the following communications with respect to the contemplated acquisition were made: (i) Scott A. McGregor, Broadcom’s President and Chief Executive Officer, sent an email to Broadcom employees, (ii) Mr. McGregor sent an email to NetLogic Microsystems employees; (iii) Rajiv Ramaswami, Broadcom’s Executive Vice President & General Manager, Infrastructure & Networking Group, sent an email to Broadcom employees within his business group; (iv) a conference call was conducted with analysts and investors to discuss the acquisition wherein slides were used during the course of the presentation; (v) meetings with both Broadcom and NetLogic Microsystems employees wherein slides were used during the course of the presentations; and (vi) various customers and partners were sent a letter. The full text of the emails, slides, and customer letter are attached as Exhibit 99.2-99.8, respectively, to this report and are hereby incorporated by reference herein.
Cautions Regarding Forward-Looking Statements
All statements included or incorporated by reference in this Current Report on Form 8-K (including the exhibits thereto), other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the impact of the acquisition on Broadcom’s earnings per share, the expected date of closing of the transaction, the strategic fit of NetLogic Microsystems’ technology into Broadcom’s business, and the potential benefits of the merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Important risk factors that may cause such a difference for Broadcom in connection with the acquisition of NetLogic Microsystems include, but are not limited to unexpected variations in market growth and demand for multi-core network processor and related technologies, matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction and closing conditions relating to the transaction, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements.
Broadcom’s Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this Current Report on Form 8-K (including the exhibits thereto) speak only as of this date. Broadcom undertakes no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.
Additional information about the Merger and Where to Find It
In connection with the proposed transaction, NetLogic Microsystems intends to file a definitive proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed transaction, stockholders of NetLogic Microsystems are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction. The proxy statement and other relevant materials, and any other documents to be filed by NetLogic Microsystems with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from NetLogic Microsystems’ website at www.netlogicmicro.com or by contacting NetLogic Microsystems Investor Relations at: investors@netlogicmicro.com. Investors and security holders of NetLogic Microsystems are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.
NetLogic Microsystems and Broadcom and each of their respective executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from NetLogic Microsystems’ stockholders in favor of the proposed transaction. A list of the names of NetLogic Microsystems’ executive officers and directors and a description of their respective interests in NetLogic Microsystems are set forth in NetLogic Microsystems’ annual report on Form 10-K for the fiscal year ended December 31, 2010, the proxy statement for NetLogic Microsystems’ 2011 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Certain executive officers and directors of NetLogic Microsystems have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement relating to the merger when it becomes available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom’s executive officers and directors by reading Broadcom’s proxy statement for its 2011 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

2.1	—	Agreement and plan of Merger, dated as of September 11, 2011, by and among Broadcom, NetLogic Microsystems and I&N Acquisition Corp.

99.1	—	Joint Press Release dated September 12, 2011 of Broadcom and NetLogic Microsystems.

99.2	—	Email from Scott A. McGregor to Broadcom employees on September 12, 2011.

99.3	—	Email from Scott A. McGregor to NetLogic Microsystems employees on September 12, 2011.

99.4 — Email from Rajiv Ramaswami to Broadcom’s Infrastructure & Networking Group employees on September 12, 2011.
99.5 — Slides used in conference call with analysts and investors on September 12, 2011.
99.6 — Slides used in Broadcom employee meeting on September 12, 2011.
99.7 — Slides used in NetLogic Microsystems employee meeting on September 12, 2011.
99.8 — Letter sent to Broadcom customers and partners.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
September 12, 2011

By:	/s/ Eric K. Brandt
Eric K. Brandt
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	—	Agreement and Plan of Merger, dated as of September 11, 2011, by and among Broadcom, NetLogic Microsystems and I&N Acquisition Corp.

99.1	—	Joint Press Release dated September 12, 2011 of Broadcom and NetLogic Microsystems.

99.2	—	Email from Scott A. McGregor to Broadcom employees on September 12, 2011.

99.3	—	Email from Scott A. McGregor to NetLogic Microsystems employees on September 12, 2011.

99.4	—	Email from Rajiv Ramaswami to Broadcom’s Infrastructure & Networking Group employees on September 12, 2011.

99.5	—	Slides used in conference call with analysts and investors on September 12, 2011.

99.6	—	Slides used in Broadcom employee meeting on September 12, 2011.

99.7	—	Slides used in NetLogic Microsystems employee meeting on September 12, 2011.

99.8	—	Letter sent to Broadcom customers and partners.

2